UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2020

Coronado Global Resources Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-56044 (Commission File Number)	83-1780608 (IRS Employer Identification No.)

Level 33, Central Plaza One, 345 Queen Street

Brisbane, Queensland, Australia 4000

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (61) 7 3031 7777

100 Bill Baker Way

Beckley, West Virginia 25801

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On April 28, 2020 in Australia, Coronado Global Resources Inc. (“Coronado”) intends to file a quarterly activities report with the Australian Securities Exchange (“ASX”) that includes certain historical financial information for the quarter ended March 31, 2020. The quarterly activities report has been prepared for the purpose of complying with the quarterly reporting requirements of the ASX. A copy of the quarterly activities report is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 2.02, including the exhibit attached hereto, is being furnished and shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, unless such subsequent filing specifically references this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On April 28, 2020 at 10:00 a.m. Australian Eastern Standard Time, Coronado will hold a conference call for its investors to discuss the quarterly activities report. The call will be hosted by Mr. Gerry Spindler, Managing Director and Chief Executive Officer, and Ms. Ayten Saridas, Group Chief Financial Officer. Investors should visit https://s1.c-conf.com/diamondpass/10005976-invite.html to pre-register to attend the conference call. After registering, investors will be provided with a dial in number, passcode and unique access PIN to attend the conference call.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Quarterly activities report, to be filed with the ASX, for the quarter ended March 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coronado Global Resources Inc.

By:	/s/ Richard Rose
Name:	Richard Rose
Title:	Vice President, Chief Legal Officer and Secretary

Date:	April 27, 2020